                                                                    EXHIBIT 10.1

















                              TRICORD SYSTEMS, INC.



                            STOCK PURCHASE AGREEMENT


                                 APRIL 13, 2000

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----

SECTION 1.  AUTHORIZATION AND SALE OF COMMON STOCK...........................................1
   1.1.  Authorization.......................................................................1
   1.2.  Sale of the Shares..................................................................1

SECTION 2.  CLOSING DATE; DELIVERY...........................................................1
   2.1.  Closing Date........................................................................1
   2.2.  Delivery............................................................................1

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................1
   3.1.  Organization and Standing; Charter and Bylaws.......................................1
   3.2.  Corporate Power.....................................................................2
   3.3.  Capitalization......................................................................2
   3.4.  Authorization.......................................................................2
   3.5.  SEC Reports.........................................................................2
   3.6.  No Conflicts........................................................................3
   3.7.  Brokers or Finders..................................................................3

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.................................3
   4.1.  Experience; Accredited Investor.....................................................3
   4.2.  Investment..........................................................................4
   4.3.  Rule 144............................................................................4
   4.4.  No Federal or State Approval........................................................4
   4.5.  Access to Data......................................................................4
   4.6.  Authorization.......................................................................4
   4.7.  Address and Taxpayer Identification Number or Federal Tax Identification Number.....5

SECTION 5.  CONDITIONS TO CLOSING BY THE PURCHASERS..........................................5
   5.1.  Representations and Warranties Correct..............................................5
   5.2.  Covenants...........................................................................5
   5.3.  Compliance Certificate..............................................................5
   5.4.  Opinion of Company's Counsel........................................................5
   5.5.  Investors Agreement.................................................................5
   5.6.  Proceedings and Documents; Legal Matters............................................5
   5.7.  Good Standing Certificate...........................................................6
   5.8.  Secretary's Certificate.............................................................6

SECTION 6.  CONDITIONS TO CLOSING BY THE COMPANY.............................................6
   6.1.  Representations.....................................................................6
   6.2.  Covenants...........................................................................6
   6.3.  Investors Agreement.................................................................6
   6.4.  Proceedings and Documents; Legal Matters............................................6

SECTION 7.  RESTRICTIONS ON TRANSFERABILITY OF SHARES;
   COMPLIANCE WITH SECURITIES ACT............................................................6
   7.1.  Restrictions on Transferability.....................................................6
   7.2.  Restrictive Legend..................................................................7

SECTION 8.  COVENANTS........................................................................8
   8.1.  Fulfillment of Closing Conditions...................................................8
   8.2.  Agreement by Purchasers.............................................................8
   8.3.  Publicity...........................................................................8

SECTION 9.  MISCELLANEOUS....................................................................8
   9.1.  Governing Law.......................................................................8
   9.2.  Survival............................................................................9
   9.3.  Successors and Assigns..............................................................9
   9.4.  Entire Agreement; Amendment.........................................................9
   9.5.  Notices, etc........................................................................9
   9.6.  Delays or Omissions.................................................................9
   9.7.  Severability.......................................................................10
   9.8.  Titles and Subtitles...............................................................10
   9.9.  Counterparts.......................................................................10
   9.10.  Construction......................................................................10


EXHIBITS
A             Schedule of and Signature Page for Purchasers
A- 1          Purchaser Address and Taxpayer Identification Number / Federal Tax
              Identification Number Schedule
B             Form of Opinion of Counsel to the Company
C             Form of Amended and Restated Investors' Rights Agreement

                            STOCK PURCHASE AGREEMENT


         This Agreement is entered into effective as of April 13, 2000 by and among Tricord Systems, Inc., a Delaware corporation (the "Company"), and each of the persons listed on the Schedule of Purchasers attached hereto as Exhibit A (each a "Purchaser" and collectively, the "Purchasers").

                                   SECTION 1.
                     AUTHORIZATION AND SALE OF COMMON STOCK

         1.1. Authorization. The Company has authorized the sale and issuance of up to four million one hundred seventy-five thousand (4,175,000) shares (the "Shares") of its common stock, par value $.01 per share ("Common Stock"), at the Closing (as hereinafter defined).

         1.2. Sale of the Shares. Subject to the terms and conditions hereof, the Company will severally issue and sell to the Purchasers, and the Purchasers will severally buy from the Company, the number of shares of Common Stock for the aggregate purchase price set forth opposite such Purchaser's name on Exhibit A hereto. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Shares to each of the Purchasers are separate sales.

                                   SECTION 2.
                             CLOSING DATE; DELIVERY

         2.1. Closing Date. The closing of the purchase and sale of the Shares hereunder shall be held at the Company's offices located at 2905 Northwest Boulevard, Suite 20, Plymouth, MN 55441, on or prior to April 21, 2000 (the "Closing"), or at such other time and place upon which the Company and the Purchasers acquiring in the aggregate more than 50% of the Shares pursuant to the terms hereto mutually agree upon orally or in writing (the date of the Closing is hereinafter referred to as the "Closing Date").

         2.2. Delivery. At the Closing, the Company will deliver to each Purchaser a certificate or certificates, registered in such Purchaser's name representing the number of shares of Common Stock in the amount set forth opposite such Purchaser's name on Exhibit A hereto, against payment of the purchase price therefor, by certified check payable to the Company or wire transfer per the Company's instructions.

                                   SECTION 3.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on the disclosure schedule prepared by the Company and delivered to the Purchasers, dated as of the date hereof (the "Disclosure Schedule"), the Company represents and warrants to each Purchaser both as of the date hereof and again as of the Closing as follows:

         3.1. Organization and Standing; Charter and Bylaws. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company currently is qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company's properties and business as now conducted or its financial condition. The Company has made available to Purchasers a true, correct and complete copy of its Bylaws as in full force and effect on the date hereof (the "Bylaws") and a true, correct and complete copy of the Company's Certificate of Incorporation, as amended (the "Charter"), as in full force and effect on the date hereof.

         3.2. Corporate Power. The Company has and will have at the Closing Date all requisite corporate power and authority to execute and deliver this Agreement and the Amended and Restated Investors' Rights Agreement (as defined in Section 5.5 hereof), to sell and issue the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement and the Amended and Restated Investors' Rights Agreement referred to in Section 5.5 below.

         3.3. Capitalization. The authorized capital stock of the Company consists of 80,750,677 shares, 75,000,000 of which are designated as Common Stock, 2,043,966 of which are designated as series C convertible preferred stock, $.0l par value ("Series C Preferred Stock"), 706,711 of which are designated as series D convertible preferred stock, $.01 par value ("Series D Preferred Stock"), 2,500,000 of which is undesignated stock, $.01 par value ("Undesignated Stock"), and 500,000 shares which are designated as series A junior preferred stock, $.01 par value (the "Series A Junior Preferred Stock"). As of April 4, 2000, there were 20,984,111 shares of Common Stock outstanding, and there were no shares of Series C Preferred Stock, Series D Preferred Stock, Undesignated Stock or Series A Junior Preferred Stock outstanding. The outstanding shares of the Company's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable.

         3.4. Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Amended and Restated Investors' Rights Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations hereunder has been taken or will have been taken prior to the Closing. This Agreement and the Amended and Restated Investors' Rights Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable; and will be free of any pledges, liens, encumbrances, preemptive rights or restrictions except for restrictions on transfer under federal and state securities laws as set forth herein and as set out in the Amended and Restated Investors' Rights Agreement.

         3.5. SEC Reports. The Company has previously made available to the Purchasers true and complete copies of its (i) Annual Reports on Form 10-K for its fiscal year ended December 31, 1999, (ii) Quarterly Reports on Form l0-Q for its quarterly periods ended March 31, 1999, June 30, 1999 and September 30, 1999, (iii) Current Reports on Form 8-K dated May 18, 1999, August 4, 1999 and September 23, 1999, (iv) definitive proxy statement for its

1999 annual stockholders meeting, and (v) any other reports or registration statements filed by the Company with the Securities and Exchange Commission (the "Commission") since January 1, 1999, except for preliminary material, which are all the documents that the Company was required to file since that date (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder applicable to such SEC Reports. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto (except as may be indicated thereon or in the notes thereto), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Company as of such dates and the results of operations, changes in stockholders' equity and cash flows of the Company for such period.

         3.6. No Conflicts. The execution, delivery and performance of and compliance with this Agreement and the Amended and Restated Investors' Rights Agreement, and the issuance of the Shares, have not resulted and will not result
(i) in any material violation of, or conflict with, or constitute a material default under, the Company's Charter or Bylaws or any mortgage, indebtedness, lease, indenture, contract, agreement, license, instrument, judgement or decree to which the Company is party or otherwise subject to, or (ii) in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default which materially and adversely affects the business of the Company or any of its properties or assets.

         3.7. Brokers or Finders. Except for such amounts as may be owed to Soundview Technology Group, Inc. as a result of the transactions contemplated by this Agreement, the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charge in connection with this Agreement.

                                   SECTION 4.
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser hereby severally represents and warrants to the Company with respect to the purchase of the Shares as of the date hereof and again as of the Closing, as follows:

         4.1. Experience; Accredited Investor. Purchaser is a sophisticated investor and has experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company and has the capacity to protect Purchaser's own interests. Further, Purchaser recognizes that an investment in the Company is highly speculative and involves significant risks (including those identified in the SEC Reports) including a complete loss of such investment. In addition, Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Purchaser
(i) has no need for liquidity in the investment in the Shares, (ii) is able to bear the substantial economic risk of an investment in the Shares for an indefinite period and (iii) could afford the complete loss of Purchaser's investment in the Shares.

         4.2. Investment. Purchaser is acquiring the Shares for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof and, if Purchaser is not a natural person, it was not formed solely for purposes of making this investment. Purchaser understands that the Shares to be purchased have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under applicable blue sky or other state securities laws by reason of specific exemptions from the registration provisions of the Securities Act and the qualification provisions of applicable blue sky and other state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. In acquiring the Shares, Purchaser is acting on Purchaser's own behalf and is not acting together with any other person or entity (including any other Purchasers) for the purpose of acquiring, holding, voting or disposing of the Shares within the meaning of Section 13(d) of the Exchange Act.

         4.3. Rule 144. Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

         4.4. No Federal or State Approval. Purchaser understands that no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Shares.

         4.5. Access to Data. Purchaser has read carefully and understands this Agreement and has consulted with Purchaser's own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for Purchaser. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management and has had the opportunity to review the Company's facilities. Purchaser also has had opportunity to ask questions of officers of the Company. Purchaser's taking advantage of any such opportunity however, does not limit or modify the representations and warranties of the Company in Section 3 hereof or the right of the Purchaser to rely thereon.

         4.6. Authorization. This Agreement and the Amended and Restated Investors' Rights Agreement, when executed and delivered by such Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.7. Address and Taxpayer Identification Number or Federal Tax Identification Number. The address and taxpayer identification number set forth opposite each name on the Purchaser Address and Taxpayer Identification Number or Federal Tax Identification Number Schedule attached hereto as Exhibit A-1 are true and correct, such address is Purchaser's residence or principal place of business, and Purchaser has no present intention of changing such residence or principal place of business to any other state or jurisdiction.

                                   SECTION 5.
                     CONDITIONS TO CLOSING BY THE PURCHASERS

         The Purchasers' obligations to purchase the Shares at the Closing are, at the option of the Purchasers, subject to the fulfillment of the following conditions:

         5.1. Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date except to the extent any such representation specifically references an earlier date.

         5.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with.

         5.3. Compliance Certificate. The Company shall have delivered to the Purchasers a certificate executed by the Co-Chief Executive Officer of the Company, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

         5.4. Opinion of Company's Counsel. The Purchasers shall have received from Oppenheimer Wolff & Donnelly LLP, counsel to the Company, an opinion addressed to the Purchasers, dated the Closing Date, in form and substance satisfactory to the Purchasers, substantially in the form of Exhibit B hereto.

         5.5. Amended and Restated Investors' Rights Agreement. The Purchasers, the Company and such Existing Investors (as defined in the Amended and Restated Investors' Rights Agreement) as necessary to carry out the transactions therein shall have entered into an Amended and Restated Investors' Rights Agreement providing for, among other things, certain registration rights, rights of first refusal and information rights, substantially in the form attached hereto as Exhibit C.

         5.6. Proceedings and Documents; Legal Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers. All material matters of a legal nature which pertain to this Agreement and the Amended and Restated Investors' Rights Agreement and the transactions contemplated hereby and thereby, shall be reasonably approved by the Purchasers on advice of counsel.

         5.7. Good Standing Certificate. The Company shall have delivered to the Purchasers a Certificate dated as of a recent date issued by the Secretary of State of Delaware to the effect that the Company is legally existing and in good standing.

         5.8. Secretary's Certificate. The Company shall have delivered to the Purchasers a certificate executed by the Secretary of the Company dated as of the Closing, certifying as to (a) the directors resolutions authorizing the transactions contemplated by this Agreement; (b) the Charter of the Company; (c) the Bylaws of the Company; (d) the incumbency of the Chairman, Co-Chief Executive Officer and Secretary of the Company; and (e) such other matters as the Purchasers may reasonably request.

                                   SECTION 6.
                      CONDITIONS TO CLOSING BY THE COMPANY

         The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

         6.1. Representations. The representations made by the Purchasers in
Section 4 hereof shall be true and correct in all material respects on the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date except to the extent any such representation specifically references an earlier date.

         6.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with.

         6.3. Amended and Restated Investors' Rights Agreement. The Purchasers, the Company and such Existing Investors (as defined in the Amended and Restated Investors' Rights Agreement) as necessary to carry out the transactions therein shall have entered into the Amended and Restated Investors' Rights Agreement.

         6.4. Proceedings and Documents; Legal Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company. All material matters of a legal nature which pertain to this Agreement and the Amended and Restated Investors' Rights Agreement and the transactions contemplated hereby and thereby, shall be reasonably approved by the Company on advice of counsel.

                                   SECTION 7.
                   RESTRICTIONS ON TRANSFERABILITY OF SHARES;
                         COMPLIANCE WITH SECURITIES ACT

         7.1. Restrictions on Transferability.

              (a) The Shares referred to herein are "Restricted Securities" and shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 7, which conditions are intended to be in compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares held by such Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 7.

              (b) In addition to the restrictions imposed by Section 7.1(a) hereof, each Purchaser agrees that, until the earlier of September 15, 2000 or such time as the Shares held by such Purchaser are registered under the Securities Act pursuant to the Amended and Restated Investors' Rights Agreement, such Purchaser shall not, without the consent of the Company, (i) sell, pledge, offer to sell, contract to sell (including, without limitation, any short sale), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Purchaser or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than transfers to affiliates of the Purchaser that agree to be bound by the terms of this Section 7.1(b).

         7.2. Restrictive Legend. Each certificate representing (i) the Shares, or (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with legends in the following form:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

              Each Purchaser consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 7.

              The Company agrees to cause new certificates to be issued without any such legend to any Purchaser and such notation to be removed upon request by such Purchaser when reasonable in light of the then general practice under the Securities Act.

                                   SECTION 8.
                                   COVENANTS

         8.1. Fulfillment of Closing Conditions. The Company and each Purchaser agree to use their commercially reasonable best efforts to cause the fulfillment of the closing conditions (to the extent, in whole or in part, within their direct or indirect control) set forth in Sections 5 and 6 hereof.

         8.2. Agreement by Purchasers. Each Purchaser hereby severally agrees not to take any of the following actions without the prior written approval of the Board of Directors of the Company:

              (a) No Purchaser shall, directly or indirectly, offer, sell or otherwise transfer any Shares except pursuant to a bona fide public offering registered under the Securities Act, Rule 144 under the Securities Act or other transaction that effects a broad distribution of such Shares and that, to the best of the Purchaser's knowledge, would not result in such acquiring party or related group of persons to such acquiring party beneficially owning more than 3% of the combined voting power of the then outstanding securities of the Company ordinarily having the right to vote at elections of directors ("Voting Securities"); provided, however, that this provision shall not prohibit
         (i) the assignment by a Purchaser to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Purchaser, (ii) the assignment to members of the Purchaser's immediate family and to trusts or entities established for the benefit of the Purchaser or its immediate family, or (iii) a bona fide pledge to an institutional lender for money borrowed, provided, in each case, that the transferees agree to be bound by the terms and conditions of this Section.

              (b) No Purchaser shall solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of the majority of the directors of the Company with respect to the election of directors.

         8.3. Publicity. The Company and each Purchaser agree not to issue any press release or make any public announcement with respect to this Agreement or the transactions contemplated hereby unless the prior written consents of the other parties hereto have been obtained, which consents shall not be unreasonably withheld; provided however, that the Company may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case it will use its best efforts to advise the Purchasers prior to making such disclosure).

                                   SECTION 9.
                                  MISCELLANEOUS

         9.1. Governing Law. This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware (notwithstanding the laws of conflict of any jurisdiction).

         9.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchasers and the closing of the transactions contemplated hereby for a period of two years.

         9.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         9.4. Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the complete and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Shares issued and issuable hereunder may waive, consent to, modify, or amend, on behalf of all such holders, any provisions hereof.

         9.5. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, or telex or telecopy (as provided above) addressed (a) if to a Purchaser, at such address as such Purchaser shall have furnished to the Company in writing or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address to the Company, then to the address of the last holder of such Shares who has so furnished an address to the Company or (c) if to the Company, sent to its principal executive offices and addressed to the attention of the Co-Chief Executive Officer, or at such other address as the Company shall have furnished to the Purchasers.

              Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if by telex or telecopy, when received and confirmed in the manner provided above.

         9.6. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         9.7. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without such provision to the fullest extent permitted under applicable law. In such event, the parties shall negotiate, in good faith, a legal, valid and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

         9.8. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         9.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

         9.10. Construction. Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender or the neuter.

                       Balance of Page Intentionally Blank

The foregoing Agreement is hereby executed as of the date first above written.



TRICORD SYSTEMS, INC.



By: /s/ John J. Mitcham
   ---------------------------

   Name:  John J. Mitcham
        ----------------------
   Title: Chairman and Co-CEO
         ---------------------

                                    EXHIBIT A



                  Schedule of and Signature Page for Purchasers


--------------------------------------------------------------------------------

PURCHASER                              NUMBER OF SHARES      AMOUNT
--------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS     One million eight     Fifteen million
FOR THE ACCOUNT OF                     hundred seventy-      dollars
OPPENHEIMER AGGRESSIVE GROWTH FUND     five thousand         ($15,000,000)
                                       (1,875,000)



By: /s/ Bruce Bartlett,
    --------------------------------------------------
    Bruce Bartlett, Vice President & Portfolio Manager

--------------------------------------------------------------------------------



           (Note: each Purchaser has signed a separate signature page;

                      balance of page intentionally blank;

             other signature pages for Purchasers, if any, follow.)

                                    EXHIBIT A



                  Schedule of and Signature Page for Purchasers


--------------------------------------------------------------------------------

PURCHASER                                   NUMBER OF SHARES      AMOUNT
--------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION FUND          One million two       Nine million
                                            hundred twelve        seven hundred
By: Wellington Management Company, LLP      thousand five         thousand
Its: Investment Advisor                     hundred               dollars
                                            (1,212,500)           ($9,700,000)


By: /s/ Mary Ann Tynan
    --------------------------------------------------
    Mary Ann Tynan, Senior Vice President and Partner

--------------------------------------------------------------------------------



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                      balance of page intentionally blank;

             other signature pages for Purchasers, if any, follow.)

                                    EXHIBIT A



                  Schedule of and Signature Page for Purchasers


--------------------------------------------------------------------------------

PURCHASER                                   NUMBER OF SHARES      AMOUNT
--------------------------------------------------------------------------------
HAZELBROOK PARTNERS, L.P.                   Thirty-seven          Three hundred
                                            thousand five         thousand
By: Wellington Management Company, LLP      hundred (37,500)      dollars
Its: Investment Advisor                                           ($300,000)


By: /s/ Mary Ann Tynan
    --------------------------------------------------
    Mary Ann Tynan, Senior Vice President and Partner

--------------------------------------------------------------------------------



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                      balance of page intentionally blank;

             other signature pages for Purchasers, if any, follow.)

                                    EXHIBIT A



                  Schedule of and Signature Page for Purchasers


--------------------------------------------------------------------------------

PURCHASER                                   NUMBER OF SHARES      AMOUNT
--------------------------------------------------------------------------------
THE ABERNATHY GROUP LONG-TERM               One-hundred           One million
CAPITAL PARTNERS, LP                        twenty-five           dollars
By: The Abernathy Group Long Term           thousand              ($1,000,000)
Capital Partners                            (125,000)
General Partner, LLC


By: /s/ Bruce B. Johnson
    --------------------------------------------------
    Bruce B. Johnson, A Managing Member

--------------------------------------------------------------------------------



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                      balance of page intentionally blank;

             other signature pages for Purchasers, if any, follow.)

                                   EXHIBIT A-1


          PURCHASER ADDRESS AND TAXPAYER IDENTIFICATION NUMBER SCHEDULE


--------------------------------------------------------------------------------
PURCHASER                     SOCIAL SECURITY     ADDRESS
                              NUMBER OR
                              FEDERAL TAX
                              IDENTIFICATION
                              NUMBER
--------------------------------------------------------------------------------
Oppenheimer Variable          84-0885458          Oppenheimer Variable Account
Account Funds for the                             Funds for the account of
account of Oppenheimer                            Oppenheimer Aggressive
Aggressive Growth Fund                            Growth Fund
                                                  c/o OppenheimerFunds, Inc.
                                                  Attn: Banking Operations
                                                  6803 South Tucson Way
                                                  Englewood, CO 80112

                                                  with a copy to

                                                  The Bank of New York
                                                  Attn: Mutual Funds Custody
                                                  100 Church Street
                                                  New York, NY 10286

--------------------------------------------------------------------------------

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                      balance of page intentionally blank;

            other exhibit A-1 pages for Purchasers, if any, follow.)

                                   EXHIBIT A-1


          PURCHASER ADDRESS AND TAXPAYER IDENTIFICATION NUMBER SCHEDULE


--------------------------------------------------------------------------------
PURCHASER                     SOCIAL SECURITY     ADDRESS
                              NUMBER OR
                              FEDERAL TAX
                              IDENTIFICATION
                              NUMBER
--------------------------------------------------------------------------------
Hartford Capital                                  Hartford Capital Appreciation
Appreciation Fund                                 Fund
                                                  c/o Wellington Management
                                                  Company, LLP
                                                  75 State Street
                                                  Boston, MA 02109

                                                  Attn: Tina Raymond

--------------------------------------------------------------------------------

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                      balance of page intentionally blank;

            other exhibit A-1 pages for Purchasers, if any, follow.)

                                   EXHIBIT A-1


          PURCHASER ADDRESS AND TAXPAYER IDENTIFICATION NUMBER SCHEDULE


--------------------------------------------------------------------------------
PURCHASER                     SOCIAL SECURITY     ADDRESS
                              NUMBER OR
                              FEDERAL TAX
                              IDENTIFICATION
                              NUMBER
--------------------------------------------------------------------------------
Hazelbrook Partners, L.P.                         Hazelbrook Partners, L.P.
                                                  c/o Wellington Management
                                                  Company, LLP
                                                  75 State Street
                                                  Boston, MA 02109

                                                  Attn: Sean Higgins

--------------------------------------------------------------------------------

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                      balance of page intentionally blank;

            other exhibit A-1 pages for Purchasers, if any, follow.)

                                   EXHIBIT A-1


          PURCHASER ADDRESS AND TAXPAYER IDENTIFICATION NUMBER SCHEDULE


--------------------------------------------------------------------------------
PURCHASER                     SOCIAL SECURITY     ADDRESS
                              NUMBER OR
                              FEDERAL TAX
                              IDENTIFICATION
                              NUMBER
--------------------------------------------------------------------------------
The Abernathy Group           13-3899533          Suite 3800
Long Term Capital                                 20 Exchange Place
Partners, LP                                      New York, NY 10005

--------------------------------------------------------------------------------

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                      balance of page intentionally blank;

            other exhibit A-1 pages for Purchasers, if any, follow.)

                                   EXHIBIT B

              Form of Opinion of Oppenheimer Wolff & Donnelly LLP

[Letterhead]

OPPENHEIMER                                                               Amsterdam          New York
-----------                                                               Brussels           Orange County
Oppenheimer Wolfe & Donnelly LLP                                          Chicago            Paris
                                                                          Geneva             Saint Paul
                                                                          Los Angeles        Silicon Valley
                                                                          Minneapolis        Washington, D.C.
                                                                                 www.oppenheimer.com


April 17, 2000



To the Purchasers
Listed on Exhibit A to the
Stock Purchase Agreement
Described Herein


Ladies and Gentlemen:

We have acted as counsel to Tricord Systems, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company of up to four million one hundred seventy-five (4,175,000) shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to the Stock Purchase Agreement dated as of April 13, 2000 (the "Purchase Agreement") among the Company and each of the persons or entities listed on the Schedule of Purchasers attached thereto as Exhibit A (each a "Purchaser" and collectively the "Purchasers"). This opinion is furnished to you pursuant to Section 5.4 of the Purchase Agreement. Capitalized terms used in this opinion are as defined in the Purchase Agreement unless otherwise specifically provided herein.

In acting as counsel for the Company and arriving at the opinions expressed below, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company, agreements and other instruments, certificates of officers and representatives of the Company, certificates of public officials and other documents we have deemed necessary or appropriate as a basis for the opinions expressed herein. As to the various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon officers of the Company and upon statements of fact, as opposed to conclusions of law, contained in the Purchase Agreement.

In our examination of such documents, we have assumed, in addition to the other assumptions set forth herein, that all signatures on all documents submitted to us are genuine, all documents submitted to us as originals are accurate and complete and all documents submitted to us as copies are true, correct and complete copies of originals thereof. In making our examination of documents executed by parties other than the Company, we have assumed that such parties have all necessary corporate or other power, authority and legal right and capacity to execute and deliver such documents and perform their respective obligations thereunder and have also assumed the due authorization by all requisite action to the execution and delivery of such documents by such parties.

Base on the foregoing, and subject to the qualifications and limitations stated herein, it is our opinion that:

1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to execute and deliver the Purchase Agreement, the Amended and Restated Investors' Rights Agreement dated April 13, 2000 (the "Investors' Rights Agreement") and to perform the actions contemplated thereby.

[LOGO]

The Purchasers
April 17, 2000
Page 2

     2. The Shares have duly authorized and, when issued, delivered and paid for in compliance with the provisions of the Purchase Agreement, will be validly issued, fully paid and nonassessable.

     3. The Purchase Agreement and the Investors' Rights Agreement have each been duly authorized, executed and delivered by the Company and each constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its respective terms.

     4. The execution, delivery and performance of and compliance with the Purchase Agreement and the Investors' Rights Agreement, and the issuance of the Shares, have not resulted and will not result in a material violation of, or conflict with, or constitute a material default under, the Company's Charter or Bylaws or, to our knowledge, any mortgage, indebtedness, lease, indenture, contract, agreement, license, instrument, judgement or decree to which the Company is a party or by which the Company is bound.

In addition to the qualifications and limitations set forth above, the opinions expressed herein are subject to the following qualifications and limitations.

     (a) We express no opinion with respect to laws other than those of the State of Delaware and the federal laws of the United States of America, and we assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction.

     (b) To the extent that the opinions expressed above relate to the enforceability of any agreement or document referred to herein, the opinions are subject to, and may be limited by, applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c)  Our opinion is subject to the effect of generally applicable laws that
     (i) provide for the enforcement or oral waivers or modifications where a material change of position in reliance thereon has occurred or provide that a course of performance may operate as a waiver, (ii) limit the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness,
     (iii) provide that forum selection clauses in contracts are not necessarily binding on courts, (iv) limit the availability of a remedy under certain circumstances where another remedy has been elected, (v) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct, (vi) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs, (vii) may permit a party who has materially failed to render or offer performance required by a contract to cure that failure unless either permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance or it is important under the circumstances to the aggrieved party that performance occurs by the date stated in the contract, (viii) may limit the enforceability of provisions restricting competition, the solicitation of

[Letterhead]


OPPENHEIMER WOLFF & DONNELLY LLP

The Purchasers
April 17, 2000
Page 3


     customers or employees, the use of disclosure or information or other activities in restraint of Trade and (ix) may require mitigation of damages.

     (d) Whenever our statements herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge" or some other similar phrase, it is intended to indicate that, during the course of our representation, no information that would give us actual knowledge of the existence or absence of such facts has come to the attention of those persons in this firm who have rendered legal services to the Company in connection with the representation described above. We have not, however, undertaken any independent investigation to determine the existence or absence of such facts, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of Company.

We are furnishing this opinion to you solely for your benefit in connection with the above-described transactions. It is not to be used, circulated, quoted or otherwise referred to for any other purpose, and no one other than the addressees hereof are entitled to rely on this opinion. This opinion speaks only as of the date above written, and we hereby expressly disclaim any duty to update any of the statements made herein.


Very truly yours,

OPPENHEIMER WOLFF & DONNELLY LLP

/s/ Oppenheimer Wolff & Donnelly LLP

                                   EXHIBIT C

            Form of Amended and Restated Investors' Rights Agreement

                                   (attached)